Exhibit 10.33(q)

AMENDMENT No. 17 TO PURCHASE AGREEMENT GPJ-003/96

This Amendment No. 17 ("Amendment 17") dated as of November 7, 2000 is between EMBRAER - Empresa Brasileira de Aeronáutica S.A. ("EMBRAER") and Continental Express, Inc. ("BUYER") and relates to Purchase Agreement No. GPJ-003/96, as amended from time to time (the "Purchase Agreement") for the purchase of some newly manufactured EMB-145 aircraft (the "Aircraft").

All terms defined in the Purchase Agreement shall have the same meaning when used herein, and in case of any conflict between this Amendment 17 and the Purchase Agreement, this Amendment shall control.

This Amendment 17 sets forth the further agreement between EMBRAER and BUYER relative to certain changes requested by BUYER in the Aircraft configuration described in Attachment "A" of Amendment 16 to the Purchase Agreement.

NOW, THEREFORE, in consideration of the foregoing, EMBRAER and BUYER do hereby agree as follows:

  Each of the newly manufactured LR AIRCRAFT from the SEVENTY-FIFTH (75th) through the ONE HUNDRED AND FIFTIETH (150th), and each of the newly manufactured XR AIRCRAFT from the FIRST (1st) through the SEVENTY-FIFTH (75th) shall include the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  Each of the new manufactured LR AIRCRAFT from the EIGHTIETH (80th) through the ONE HUNDRED AND FIFTIETH (150th), and each of the newly manufactured XR AIRCRAFT from the FIRST (1st) through the SEVENTY-FIFTH (75th) shall include [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the EIGHTIETH (80th) through the ONE HUNDRED FIFTIETH (150th) Aircraft as a result of this change.

  3. For the affected AIRCRAFT referred to in paragraph 1 above, considering the changes in configuration and in the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to Amendment 5, and Exhibit 2 to Amendment 16 to the Purchase Agreement, shall be adjusted in order to reflect the change(s) referred to in this amendment. For further considerations, such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

  4. As a result of the AIRCRAFT configuration changes as specified above, the Parties agree that notwithstanding the provisions of the Purchase Agreement;

    The BASIC PRICE for each of the LR AIRCRAFT from the SEVENTY-FIFTH (75th) through the SEVENTY-NINTH (79th) AIRCRAFT shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

    The BASIC PRICE for each of the LR AIRCRAFT from the EIGHTIETH (80TH) through THE ONE HUNDRED FIFTIETH (150th) shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    The BASIC PRICE for each of the XR AIRCRAFT from the FIRST (1st) through the SEVENTY-FIFTH (75th) shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

  All other provisions and conditions of the referenced Purchase Agreement, as well as its Attachments and Letter Agreements, which are not specifically amended by this Amendment 17, shall remain in full force and effect without any change.

IN WITNESS HEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 17 to the Purchase Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira CONTINENTAL EXPRESS, INC.

de Aeronáutica S.A.

By: /s/ Antonio L. P. Manso By: /s/ Frederick S. Cromer

Name: Antonio L. P. Manso Name: Frederick S. Cromer

Title: Executive Vice President and CFO Title: VP & CFO

By: /s/ Flavio Rimoli

Name: Flavio Rimoli

Title: Director of Contracts

Date: Nov. 7, 2000 Date: November 1, 2000

Place: S. J. Campos - SP - Brazil Place: Houston, Texas

WITNESS:

By: /s/ Jose Luis D. Molina By: /s/ Amy K. Sedano

Name: Jose Luis D. Molina Name: Amy K. Sedano